UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2009
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     On May 6, 2009, CVR Energy, Inc. (the “Company”) issued a press release announcing information regarding its results of operations and financial condition for the quarter ended March 31, 2009, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is being “furnished” pursuant to Item 2.02 of Form 8-K and is not deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01.	Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being “furnished” as part of this Current Report on Form 8-K:
99.1	Press release dated May 6, 2009, issued by CVR Energy, Inc. pertaining to its results of operations and financial condition for the first quarter ended March 31, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 6, 2009

CVR ENERGY, INC.
By:	/s/ James T. Rens
James T. Rens
Chief Financial Officer and Treasurer